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                        CRI-CAP(D) PLEDGE AGREEMENT




                         CHAPARRAL RESOURCES, INC.
                                as Pledgor


                                    and


                THE LAW DEBENTURE TRUST CORPORATION P.L.C.
                            as Security Trustee




                           Dated 7 February 2000


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                               WHITE & CASE

                               7-11 Moorgate
                              London EC2R 6HH




THIS PLEDGE AGREEMENT (this "Agreement") is dated as of 7 February 2000 and is made by CHAPARRAL RESOURCES, INC., a corporation organized and existing under the laws of Delaware (the "Pledgor") and THE LAW DEBENTURE TRUST CORPORATION P.L.C., a corporation organized and existing under the laws of England, acting as security trustee for the Finance Parties (as defined in the Loan Agreement) (the "Security Trustee"). Except as otherwise defined herein, terms used herein and defined in the Loan Agreement (as defined below) shall be used herein as so defined, and references herein to Sections shall, unless defined, be to Sections of this Agreement. References in this Agreement to this "Agreement" or any other deed, agreement or instrument including, without limitation, the Loan Agreement are references to this Agreement or, as the case may be, to the relevant deed, agreement or instrument as amended, supplemented, replaced or novated from time to time and include references to any document which amends, supplements, replaces, novates or is entered into, made or given pursuant to, or in accordance with, any of the terms of this Agreement or, as the case may be, the relevant deed, agreement or instrument.

                           W I T N E S S E T H :

          WHEREAS, the Pledgor, the Co-Obligors, Shell Capital Limited, Shell Capital Services Limited and the Lenders have entered into a Loan Agreement, dated as of 1 November, 1999 (as modified, supplemented or amended from time to time, the "Loan Agreement"), providing for the making of Advances as contemplated therein;

          WHEREAS, at the request of the Facility Agent, the Security Trustee has agreed to act as trustee under the Security Trust Deed and to hold the benefit of the security constituted by or pursuant to the Security Documents and the covenants and obligations of the Obligors under the Security Documents on trust for the Finance Parties;

          WHEREAS, it is a condition precedent to the making of Advances under the Loan Agreement that the Pledgor shall have executed and delivered to the Security Trustee this Agreement; and

          WHEREAS, the Pledgor desires to execute this Agreement to satisfy the condition described in the preceding paragraph.

          NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Security Trustee and hereby covenants and agrees with the Security Trustee as follows:

          1.   SECURITY.   This Agreement is for the benefit of the
Security Trustee as trustee for and on behalf of the Finance Parties to secure the payment by the Obligors of all moneys and liabilities (whether actual or contingent) which are now or may at any time hereafter be due, owing or payable to any of the Finance Parties from or by the Obligors under or in connection with (i) the Loan Agreement, (ii) this Agreement, or
(iii) any other Finance Document, together with all legal and other costs, charges and expenses which any of the Finance Parties may incur in enforcing or obtaining or attempting to enforce and obtain, payment of any such moneys and liabilities (collectively, the "Secured Liabilities").

          2. DEFINITION OF STOCK. As used herein, the term "Stock" shall mean all of the issued and outstanding shares of capital stock of Central Asian Petroleum, Inc., a corporation organized and existing under the laws of Delaware (the "Principal Corporation") at any time owned by the Pledgor. The Pledgor represents and warrants that on the date hereof (a) the Stock consists of the number and type of shares of the capital stock of the Principal Corporation as described in Annex A and (b) such Stock constitutes that percentage of the issued and outstanding capital stock of the Principal Corporation as is set forth in Annex A.

          3.   PLEDGE OF STOCK, ETC.

          3.1 PLEDGE. To secure the Secured Liabilities and for the purposes set forth in Section 1, the Pledgor: (a) hereby grants to the Security Trustee a security interest in all of the Collateral (as defined in Section 3.4); (b) hereby pledges and deposits as security with the Security Trustee (except as otherwise permitted below) the Stock owned by the Pledgor on the date hereof and delivers to the Security Trustee certificates therefor accompanied by stock powers duly executed in blank by the Pledgor or such other instruments of transfer as are acceptable to the Security Trustee; and (c) hereby assigns, transfers, hypothecates, mortgages, charges and sets over to the Security Trustee all of the Pledgor's right, title and interest in and to such Stock (and in and to the certificates or instruments evidencing such Stock), to be held by the Security Trustee upon the terms and conditions set forth in this Agreement.

          3.2 SUBSEQUENTLY ACQUIRED STOCK. If the Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Stock at any time or from time to time after the date hereof, the Pledgor will forthwith pledge and deposit such Stock as security with the Security Trustee and deliver to the Security Trustee certificates therefor accompanied by stock powers duly executed in blank by the Pledgor or such other instruments of transfer as are acceptable to the Security Trustee, and will promptly thereafter deliver to the Security Trustee a certificate executed by any of the President, any Vice President, or the Treasurer of the Pledgor describing such Stock and certifying that the same has been duly pledged with the Security Trustee hereunder.

          3.3 UNCERTIFICATED STOCK. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Stock (whether now owned or hereafter acquired) is evidenced by an uncertificated security, the Pledgor shall promptly notify the Security Trustee thereof and shall promptly take all actions required to perfect the security created hereby in favour of the Security Trustee under applicable law. The Pledgor further agrees to take such actions as the Security Trustee deems necessary or desirable to effect the foregoing and to permit the Security Trustee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel satisfactory to the Security Trustee with respect to any such pledge of uncertificated Stock promptly upon request of the Security Trustee.

          3.4 DEFINITIONS OF PLEDGED STOCK AND COLLATERAL. All Stock pledged hereunder is hereinafter called the "Pledged Stock," and the Pledged Stock, together with all proceeds thereof, including any securities and moneys received and at any time held by the Security Trustee hereunder, is hereinafter called the "Collateral."

          4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Security Trustee shall have the right with the consent of the Majority Lenders to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Stock, which may be held (at the discretion of the Security Trustee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Security Trustee or any nominee or nominees of the Security Trustee or a sub-agent appointed by the Security Trustee.

          5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, any other Finance Document or any other instrument or agreement referred to herein or therein, or which would have the effect of impairing the position or interests of the Security Trustee or any other Finance Party. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 shall become applicable.

          6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until an Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock shall be paid to the Pledgor, provided that all cash dividends payable in respect of the Pledged Stock which are determined by the Security Trustee, in its absolute discretion, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid to the Security Trustee and retained by it as part of the Collateral. The Security Trustee shall also be entitled to receive directly, and to retain as part of the Collateral:

          (a) all other or additional stock or securities or property (other than cash) paid or distributed by way of dividend in respect of the Pledged Stock;

          (b) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (c) all other or additional stock or other securities or property which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

          7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Security Trustee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or any other Finance Document or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Security Trustee shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

          (a) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to the Pledgor;

          (b) to transfer all or any part of the Pledged Stock into the Security Trustee's name or the name of its nominee or nominees;

          (c) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Security Trustee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner of the Collateral (the Pledgor hereby irrevocably constituting and appointing the Security Trustee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so); and

          (d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Security Trustee acting on the instructions of the Facility Agent may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Liabilities or otherwise. At any such sale, unless prohibited by applicable law, the Security Trustee on behalf of the other Finance Parties may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Security Trustee nor any of the Finance Parties shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

          8. APPLICATION OF PROCEEDS. All moneys collected by the Security Trustee upon any sale or other disposition of the Collateral, together with all other moneys received by the Security Trustee hereunder, shall be applied to the payment of all costs and expenses incurred by the Security Trustee in connection with such sale, the delivery of the Collateral or the collection of any such moneys (including, without limitation, attorneys' fees and expenses), and the balance of such moneys shall be applied by the Security Trustee to the Secured Liabilities in such order as the Security Trustee may elect or as may otherwise be agreed by the Finance Parties. Any amounts remaining after all the Secured Liabilities have been paid or discharged in full, shall be paid to the Pledgor.

          9. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Security Trustee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Security Trustee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Security Trustee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          10. INDEMNITY. The Security Trustee and every sub-agent, nominee or nominees appointed by the Security Trustee hereunder shall be entitled to be indemnified at all times out of the Collateral in respect of all liabilities and expenses incurred by any of them in the execution or purported execution of any of their respective rights and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in any way relating to the Collateral, and the Security Trustee and any such sub-agent, nominee or nominees appointed by the Security Trustee hereunder may retain and pay all sums in respect of the same out of any moneys received.

                    11. FURTHER ASSURANCES. The Pledgor agrees that it will join with the Security Trustee in executing and, at its own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Security Trustee may deem necessary or desirable and wherever required or permitted by law in order to perfect and preserve the Security Trustee's security in the Collateral and hereby authorizes the Security Trustee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Security Trustee such additional conveyances, assignments, agreements and instruments as the Security Trustee may require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Security Trustee its rights, powers and remedies hereunder.

          12. THE SECURITY TRUSTEE AS AGENT. The Security Trustee will hold in trust in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Security Trustee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement.

          13. TRANSFER BY THE PLEDGOR. The Pledgor will not sell or otherwise dispose of, grant any option with respect to, or create, incur, assume or suffer to exist any Security Interest on any portion of the Collateral (except the Security Interest created by this Agreement).

          14. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR. The Pledgor represents and warrants that: (a) it is the legal, record and beneficial owner of, and has good and marketable title to, the Stock described in Section 2 hereof, subject to no Security Interest (except the Security Interest created by this Agreement); (b) it has full power, authority and legal right to pledge all such Stock pursuant to this Agreement; (c) all the shares of such Stock have been duly and validly issued, are fully paid and nonassessable; (d) this Agreement and the delivery of the certificates evidencing the Stock to the Security Trustee accompanied by stock powers duly executed in blank by the Pledgor creates, as security for the Secured Liabilities, a valid and enforceable perfected Security Interest on all of the Collateral, in favor of the Security Trustee for the benefit of the Security Trustee, and the other Finance Parties, subject to no Security Interest in favor of any other person; and
(e) no consent, filing, recording or registration is required to perfect the Security Interest purported to be created by this Agreement. The Pledgor covenants and agrees that it will defend the Security Trustee's right, title and security in and to the Collateral against the claims and demands of all persons; and the Pledgor covenants and agrees that it will have like title to and right to pledge to the Security Trustee any other property at any time hereafter pledged to the Security Trustee as Collateral hereunder.

          15. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, any of the Finance Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Finance Document; (c) any furnishing of any additional security to the Security Trustee or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Security Trustee; or (d) any invalidity, irregularity or unenforceability of all or part of the Secured Liabilities or of any security therefor.

          16. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and the Pledgor shall have received from the Security Trustee a written request or requests that the Pledgor cause any registration, qualification or compliance under any federal or state securities law or laws to be effected with respect to the sale or transfer of all or any part of the Pledged Stock, the Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, provided that the Security Trustee shall furnish to the Pledgor such information regarding the Security Trustee as the Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Security Trustee to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Security Trustee such number of prospectuses, offering circulars or other documents incident thereto as the Security Trustee from time to time may reasonably request, and will indemnify the Security Trustee and all others participating in the distribution of such Pledged Stock against all losses, liabilities, claims or damages caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like prepared and disseminated by the Pledgor or the Principal Corporation) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like prepared and disseminated by the Pledgor or the Principal Corporation) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Security Trustee expressly for use therein.

          (b) If at any time when the Security Trustee shall, acting on the instructions of the Facility Agent, determine to exercise its right to sell or transfer all or any part of the Pledged Stock pursuant to Section 7, and such Pledged Stock or the part thereof to be sold or transferred shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Security Trustee may, acting on the instructions of the Facility Agent, sell or transfer such Pledged Stock or part thereof by private sale in such manner and under such circumstances as the Security Trustee may deem necessary or advisable in order that such sale or transfer may legally be effected without such registration, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. Without limiting the generality of the foregoing, in any such event the Security Trustee, acting on the instructions of the Facility Agent (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Stock or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale or transfer and (iii) may restrict such sale or transfer to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Stock or part thereof. In the event of any such sale or transfer, the Security Trustee shall incur no responsibility or liability for selling or transferring all or any part of the Pledged Stock at a price which the Security Trustee, acting on the instructions of the Facility Agent, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale or transfer were deferred until after registration as aforesaid.

          17. TERMINATION AND RELEASE. After all the Secured Liabilities have been paid in full and irrevocably discharged, this Agreement shall terminate, and the Security Trustee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Security Trustee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Security Trustee hereunder.

          18. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SUCH LAWS WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

          19. JURISDICTION. (a) FOR THE EXCLUSIVE BENEFIT OF THE SECURITY TRUSTEE, THE PLEDGOR IRREVOCABLY AGREES THAT THE COURTS OF THE STATE OF DELAWARE HAVE JURISDICTION TO SETTLE ANY DISPUTES WHICH MAY ARISE OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THAT ACCORDINGLY ANY SUIT, ACTION OR PROCEEDINGS (TOGETHER IN THIS SECTION 19 REFERRED TO AS "PROCEEDINGS") ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT MAY BE BROUGHT IN SUCH COURTS, SUBJECT TO THE OPTION REFERRED TO IN SECTION 22.

          (b) THE PLEDGOR IRREVOCABLY WAIVES AND AGREES NOT TO RAISE ANY OBJECTION WHICH IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OF ANY PROCEEDINGS IN ANY SUCH COURT AS IS REFERRED TO IN THIS SECTION 19 AND ANY CLAIM THAT ANY SUCH PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT OR IN APPROPRIATE FORUM AND FURTHER IRREVOCABLY AGREES THAT A JUDGMENT IN ANY PROCEEDINGS BROUGHT IN THE COURTS OF THE STATE OF DELAWARE SHALL BE CONCLUSIVE AND BINDING UPON THE PLEDGOR AND MAY BE ENFORCED IN THE COURTS OF ANY OTHER JURISDICTION.

          (c) NOTHING CONTAINED IN THIS SECTION 19 SHALL LIMIT THE RIGHT OF THE SECURITY TRUSTEE TO TAKE PROCEEDINGS AGAINST THE PLEDGOR IN ANY OTHER COURT OF COMPETENT JURISDICTION, NOR SHALL THE TAKING OF PROCEEDINGS IN ONE OR MORE JURISDICTIONS PRECLUDE THE TAKING OF PROCEEDINGS IN ANY OTHER JURISDICTION, WHETHER CONCURRENTLY OR NOT.

          20. WAIVER OF IMMUNITY. TO THE EXTENT THAT THE PLEDGOR MAY NOW OR HEREAFTER BE ENTITLED, IN ANY JURISDICTION IN WHICH PROCEEDINGS MAY AT ANY TIME BE COMMENCED WITH RESPECT TO THIS AGREEMENT, TO CLAIM FOR ITSELF OR ANY OF ITS UNDERTAKINGS, PROPERTIES, ASSETS OR REVENUES PRESENT OR FUTURE ANY IMMUNITY (SOVEREIGN OR OTHERWISE) FROM SUIT, JURISDICTION OF ANY COURT, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF A JUDGMENT, EXECUTION OF A JUDGMENT OR FROM SET-OFF, BANKER'S LIEN, COUNTERCLAIM OR ANY OTHER LEGAL PROCESS OR REMEDY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS AGREEMENT AND/OR TO THE EXTENT THAT IN ANY SUCH JURISDICTION THERE MAY BE ATTRIBUTED TO THE PLEDGOR, ANY SUCH IMMUNITY (WHETHER OR NOT CLAIMED), THE PLEDGOR HEREBY TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW IRREVOCABLY AGREES NOT TO CLAIM, AND HEREBY TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW WAIVES, ANY SUCH IMMUNITY.

          21. CONSENT TO ENFORCEMENT. THE PLEDGOR CONSENTS GENERALLY IN RESPECT OF ANY PROCEEDINGS TO THE GIVING OF ANY RELIEF OR THE ISSUE OF ANY PROCESS IN CONNECTION WITH SUCH PROCEEDINGS INCLUDING THE MAKING, ENFORCEMENT OR EXECUTION AGAINST ANY PROPERTY WHATSOEVER (IRRESPECTIVE OF ITS USE OR INTENDED USE) OF ANY ORDER OR JUDGMENT WHICH MAY BE MADE OR GIVEN IN SUCH PROCEEDINGS.

          22. ARBITRATION. IF ANY DISPUTE ARISES IN RELATION TO THIS AGREEMENT, INCLUDING ANY QUESTION AS TO EXISTENCE, VALIDITY OR TERMINATION, SUCH DISPUTE SHALL, AT THE OPTION ONLY OF THE SECURITY TRUSTEE ACTING ON THE INSTRUCTIONS OF THE MAJORITY LENDERS, BE REFERRED TO AND FINALLY RESOLVED BY ARBITRATION UNDER THE RULES OF THE LONDON COURT OF INTERNATIONAL ARBITRATION WHICH ARE APPLICABLE AT THE TIME OF REFERENCE TO THE ARBITRATION AND ARE DEEMED TO BE INCORPORATED BY REFERENCE INTO THIS
SECTION 22. SUCH ARBITRATION SHALL TAKE PLACE IN LONDON, ENGLAND AND SHALL BE CONDUCTED BY THREE ARBITRATORS, ONE OF WHOM SHALL BE NOMINATED BY THE PLEDGOR, ONE BY THE SECURITY TRUSTEE AND THE THIRD TO BE AGREED BETWEEN THE TWO ARBITRATORS SO NOMINATED AND IN DEFAULT SHALL BE NOMINATED BY THE PRESIDENT OF THE LONDON COURT OF INTERNATIONAL ARBITRATION. THE LANGUAGE IN WHICH SUCH ARBITRATION SHALL BE CONDUCTED SHALL BE ENGLISH. ANY AWARD RENDERED SHALL BE FINAL AND BINDING ON THE PARTIES THERETO AND MAY BE ENTERED INTO ANY COURT HAVING JURISDICTION OR APPLICATION MAY BE MADE TO SUCH COURT FOR AN ORDER OF ENFORCEMENT AS THE CASE MAY REQUIRE. NO PARTY MAY APPEAL TO ANY COURT FROM ANY AWARD OR DECISION OF THE ARBITRAL TRIBUNAL AND, IN PARTICULAR, BUT WITHOUT LIMITATION, NO APPLICATIONS MAY BE MADE UNDER SECTION 45 OF THE ARBITRATION ACT 1996 AND NO APPEAL MAY BE MADE UNDER SECTION 69 OF THE SAID ACT.

          23. NOTICES. (a) All notices or other communications shall be in writing addressed to the relevant party. A written notice includes a facsimile transmission. Any such notice shall be deemed to be given as follows:

     (i)  if by personal delivery or letter, when delivered; and

     (ii) if by facsimile, when the answerback is received.

          However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt shall only be deemed to be given on the next working day in that place.

          (b) The address and facsimile number of the Security Trustee are:

          The Law Debenture Trust Corporation p.l.c.
          Princes House, 95 Gresham Street
          London EC2V 7LY
          Attention:     The Manager, Trust Management
          Facsimile:     44 (0)20 7696 5261/7606 0643

or such other as the Security Trustee may notify to the Pledgor by not less than five Business Days' notice.

          (c)  The address and facsimile number of  the Pledgor are:

          Chaparral Resources, Inc.
          16945 Northchase Drive, Suite 1440
          Houston, Texas 77060, USA
          Attention:     President
          Facsimile:     (281) 877 0985

or such other as the Pledgor may notify to the Security Trustee by not less than five Business Days' notice.

     (d) Each communication and document made or delivered by one party to another pursuant to this Agreement shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

          24. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Pledgor may not assign or transfer any of its rights or obligations hereunder. This Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings of the several sections and subsections in this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.



          IN WITNESS WHEREOF, the Pledgor and the Security Trustee have caused this Agreement to be executed by their representatives duly authorized as of the date first above written.

                                   CHAPARRAL RESOURCES, INC.


                                   By:  /S/ MICHAEL B. YOUNG
                                        -----------------------------
                                        Name:  Michael B. Young
                                        Title: Treasurer


                                   In the presence of:

                                        /S/ MARK S. CROFT
                                        -----------------------------
                                        Witness
                                        Name:  Mark S. Croft


                                   The COMMON SEAL  of
                                   THE LAW DEBENTURE TRUST
                                   CORPORATION p.l.c.
                                   was hereunto affixed in the presence of:


                                        /S/ JULIAN MASON-JEBB
                                        -----------------------------
                                        Name:  Julian Mason-Jebb
                                        Title:    Director


                                        /S/ CLIVE RAKESTROW
                                        -----------------------------
                                        Name:  Clive Rakestrow
                                        Title:    Authorised Signatory



                                                                 ANNEX A to
                                                                 CRI-CAP(D)
                                                           PLEDGE AGREEMENT

                               LIST OF STOCK


                                                             PERCENTAGE OF
                                                              OUTSTANDING
                                                 NUMBER OF     SHARES OF
 NAME OF ISSUING CORPORATION   TYPE OF SHARES      SHARES    CAPITAL STOCK
 ---------------------------   ---------------   ---------   --------------

                               Common Stock,
Central Asian Petroleum, Inc.  no par value        1500         100%



                             TABLE OF CONTENTS

                                                                       PAGE

1.   SECURITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

2.   DEFINITION OF STOCK.  . . . . . . . . . . . . . . . . . . . . . .  2

3.   PLEDGE OF STOCK, ETC. . . . . . . . . . . . . . . . . . . . . . .  2
     3.1  Pledge.  . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     3.2  Subsequently Acquired Stock. . . . . . . . . . . . . . . . .  2
     3.3  Uncertificated Stock.  . . . . . . . . . . . . . . . . . . .  2
     3.4  Definitions of Pledged Stock and Collateral. . . . . . . . .  2

4.   APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. . . . . . . . . . .  3

5.   VOTING, ETC., WHILE NO EVENT OF DEFAULT.  . . . . . . . . . . . .  3

6.   DIVIDENDS AND OTHER DISTRIBUTIONS.  . . . . . . . . . . . . . . .  3

7.   REMEDIES IN CASE OF EVENT OF DEFAULT. . . . . . . . . . . . . . .  3

8.   APPLICATION OF PROCEEDS.  . . . . . . . . . . . . . . . . . . . .  4

9.   PURCHASERS OF COLLATERAL. . . . . . . . . . . . . . . . . . . . .  4

10.  INDEMNITY.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

11.  FURTHER ASSURANCES. . . . . . . . . . . . . . . . . . . . . . . .  5

12.  THE SECURITY TRUSTEE AS AGENT.  . . . . . . . . . . . . . . . . .  5

13.  TRANSFER BY THE PLEDGOR.  . . . . . . . . . . . . . . . . . . . .  5

14.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR. . . . .  5

15.  PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC.  . . . . . . . . . . . . . .  6

16.  REGISTRATION, ETC.  . . . . . . . . . . . . . . . . . . . . . . .  6

17.  TERMINATION AND RELEASE.  . . . . . . . . . . . . . . . . . . . .  7

18.  GOVERNING LAW.  . . . . . . . . . . . . . . . . . . . . . . . . .  7

19.  JURISDICTION. . . . . . . . . . . . . . . . . . . . . . . . . . .  7

20.  WAIVER OF IMMUNITY. . . . . . . . . . . . . . . . . . . . . . . .  8

21.  CONSENT TO ENFORCEMENT. . . . . . . . . . . . . . . . . . . . . .  8

22.  ARBITRATION.  . . . . . . . . . . . . . . . . . . . . . . . . . .  8

23.  NOTICES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

24.  MISCELLANEOUS.  . . . . . . . . . . . . . . . . . . . . . . . . . 10